EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel (650) 312-2000 franklinresources.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245
franklinresources.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Second Quarter Results

San Mateo, CA, April 28, 2010 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income1 of $356.7 million, or $1.55 per share diluted, on revenues of $1,413.1 million for the quarter ended March 31, 2010. For the quarter ended December 31, 2009, net income1 was $355.6 million, or $1.54 per share diluted, on revenues of $1,377.4 million. For the quarter ended March 31, 2009, net income1 was $110.8 million, or $0.47 per share diluted, on revenues of $912.3 million.

Operating income for the quarter ended March 31, 2010 was $461.1 million, as compared to $467.0 million for the prior quarter and $223.3 million for the quarter ended March 31, 2009. The company’s non-operating income (expenses) for the quarter ended March 31, 2010 included $42.5 million of investment and other income (losses), net, as compared to $33.0 million for the prior quarter and $(33.9) million for the quarter ended March 31, 2009.

Total assets under management by the company’s subsidiaries were $586.8 billion at March 31, 2010, as compared to $553.5 billion at December 31, 2009 and $391.1 billion at March 31, 2009. Simple monthly average assets under management during the quarter ended March 31, 2010 were $561.2 billion, as compared to $534.9 billion in the prior quarter and $396.6 billion in the same quarter a year ago. Equity assets comprised 45% of total assets under management at March 31, 2010, as compared to 46% of total assets under management at December 31, 2009 and 44% of total assets under management at March 31, 2009. Fixed-income assets comprised 36% of total assets under management at March 31, 2010, as compared to 34% of total assets under management at December 31, 2009 and 35% of total assets under management at March 31, 2009. Hybrid and other assets accounted for 19% of total assets under management at March 31, 2010, as compared to 20% at December 31, 2009 and 21% at March 31, 2009. Net new flows for the quarter ended March 31, 2010 were $17.4 billion, as compared to $14.3 billion for the prior quarter and $(5.5) billion for the same quarter a year ago.

Cash and cash equivalents and investments were $5.7 billion at March 31, 2010, as compared to $5.8 billion at September 30, 2009. Total stockholders’ equity was $7.4 billion at March 31, 2010, as compared to $7.6 billion at September 30, 2009. The company had 227.4 million shares of common stock outstanding at March 31, 2010, as compared to 229.3 million shares outstanding at September 30, 2009. During the quarter ended March 31, 2010, the company repurchased 1.1 million shares of its common stock for a total cost of $117.5 million.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds2,3

FRANKLIN TEMPLETON4,5

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	62%	85%	86%	91%
3rd & 4th	38%	15%	14%	9%

FRANKLIN TEMPLETON EQUITY4,6

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	64%	85%	88%	91%
3rd & 4th	36%	15%	12%	9%

FRANKLIN TEMPLETON FIXED-INCOME4,7

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	60%	84%	84%	90%
3rd & 4th	40%	16%	16%	10%

FRANKLIN EQUITY4 ,8

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	75%	83%	85%	88%
3rd & 4th	25%	17%	15%	12%

TEMPLETON EQUITY4 ,9

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	76%	86%	87%	92%
3rd & 4th	24%	14%	13%	8%

MUTUAL SERIES EQUITY4,10

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	0%	90%	99%	100%
3rd & 4th	100%	10%	1%	0%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME4,11

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	52%	69%	65%	71%
3rd & 4th	48%	31%	35%	29%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME4,12

Lipper Quartile	Period Ended March 31, 2010
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	64%	93%	94%	100%
3rd & 4th	36%	7%	6%	0%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements13

Unaudited

(in thousands, except per share data

and assets under management)	Three months ended March 31,				Six months ended March 31,
	2010	2009	% Change		2010	2009	% Change
Operating Revenues
Investment management fees	$836,077	$552,936	51%		$1,642,741	$1,153,210	42%
Underwriting and distribution fees	496,781	304,655	63%		984,834	609,584	62%
Shareholder servicing fees	71,376	66,514	7%		140,919	132,856	6%
Consolidated sponsored investment products income, net	540	1,761	(69%	)	988	3,647	(73%	)
Other, net	8,339	(13,594)	NM		21,042	(17,695)	NM

Total operating revenues	1,413,113	912,272	55%		2,790,524	1,881,602	48%

Operating Expenses
Underwriting and distribution	487,023	293,534	66%		954,050	583,063	64%
Compensation and benefits	271,041	236,732	14%		525,353	480,795	9%
Information systems, technology and occupancy	69,608	65,398	6%		138,218	133,996	3%
Advertising and promotion	38,121	26,700	43%		72,969	50,927	43%
Amortization of deferred sales commissions	46,282	33,754	37%		92,828	70,366	32%
Other	39,903	32,832	22%		78,994	70,769	12%

Total operating expenses	951,978	688,950	38%		1,862,412	1,389,916	34%

Operating Income	461,135	223,322	106%		928,112	491,686	89%

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	5,669	(11,106)	NM		20,741	(58,548)	NM
Investment and other income (losses), net	42,488	(33,893)	NM		75,466	(78,915)	NM
Interest expense	(936)	(2,092)	(55%	)	(1,678)	(3,292)	(49%	)

Other income (expenses), net	47,221	(47,091)	NM		94,529	(140,755)	NM

Income before taxes	508,356	176,231	188%		1,022,641	350,931	191%
Taxes on income	149,946	67,159	123%		306,682	131,930	132%

Net Income	358,410	109,072	229%		715,959	219,001	227%
Less: Net income (loss) attributable to noncontrolling interests	1,725	(1,734)	NM		3,671	(12,705)	NM

Net Income attributable to Franklin Resources, Inc.	$356,685	$110,806	222%		$712,288	$231,706	207%

Earnings per Share[14]
Basic	$1.56	$0.48	225%		$3.11	$0.99	214%
Diluted	1.55	0.47	230%		3.10	0.99	213%
Dividends per Share	$0.22	$0.21	5%		$3.44	$0.42	719%
Average Shares Outstanding[14] (in thousands)
Basic	227,046	231,178	(2%	)	227,474	231,405	(2%	)
Diluted	228,300	231,890	(2%	)	228,786	232,317	(2%	)
Operating Margin[15]	33%	24%			33%	26%
Assets Under Management[16] (in billions)
Beginning of period	$553.5	$416.2	33%		$523.4	$507.3	3%
Long-term sales	46.4	19.8	134%		88.6	47.6	86%
Long-term redemptions	(29.3)	(24.8)	18%		(57.5)	(69.9)	(18%	)
Net cash management	0.3	(0.5)	NM		0.6	(1.4)	NM

Net new flows	17.4	(5.5)	NM		31.7	(23.7)	NM
Reinvested distributions	2.1	1.9	11%		5.8	9.0	(36%	)

Net flows	19.5	(3.6)	NM		37.5	(14.7)	NM
Distributions	(2.7)	(2.5)	8%		(7.2)	(11.5)	(37%	)
Appreciation (depreciation) and other	16.5	(19.0)	NM		33.1	(90.0)	NM

End of period	$586.8	$391.1	50%		$586.8	$391.1	50%

Simple Monthly Average for Period	$561.2	$396.6	42%		$547.3	$417.9	31%

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements13

Unaudited

(in thousands, except per share data, employees

and billable shareholder accounts)

	Three months ended
	31-Mar-10	31-Dec-09	% Change		30-Sep-09	30-Jun-09	31-Mar-09
Operating Revenues
Investment management fees	$836,077	$806,664	4%		$724,953	$625,025	$552,936
Underwriting and distribution fees	496,781	488,053	2%		433,361	365,217	304,655
Shareholder servicing fees	71,376	69,543	3%		67,381	67,113	66,514
Consolidated sponsored investment products income, net	540	448	21%		1,640	2,908	1,761
Other, net	8,339	12,703	(34%	)	11,592	13,295	(13,594)

Total operating revenues	1,413,113	1,377,411	3%		1,238,927	1,073,558	912,272

Operating Expenses
Underwriting and distribution	487,023	467,027	4%		418,284	350,675	293,534
Compensation and benefits	271,041	254,312	7%		246,773	230,943	236,732
Information systems, technology and occupancy	69,608	68,610	1%		71,999	68,203	65,398
Advertising and promotion	38,121	34,848	9%		37,314	27,888	26,700
Amortization of deferred sales commissions	46,282	46,546	(1%	)	39,747	32,865	33,754
Other	39,903	39,091	2%		40,088	36,798	32,832

Total operating expenses	951,978	910,434	5%		854,205	747,372	688,950

Operating Income	461,135	466,977	(1%	)	384,722	326,186	223,322

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	5,669	15,072	(62%	)	42,830	44,503	(11,106)
Investment and other income (losses), net	42,488	32,978	29%		87,338	52,574	(33,893)
Interest expense	(936)	(742)	26%		(268)	(211)	(2,092)

Other income (expenses), net	47,221	47,308	0%		129,900	96,866	(47,091)

Income before taxes	508,356	514,285	(1%	)	514,622	423,052	176,231
Taxes on income	149,946	156,736	(4%	)	136,180	116,204	67,159

Net Income	358,410	357,549	0%		378,442	306,848	109,072
Less: Net income (loss) attributable to noncontrolling interests	1,725	1,946	(11%	)	11,086	9,132	(1,734)

Net Income attributable to Franklin Resources, Inc.	$356,685	$355,603	0%		$367,356	$297,716	$110,806

Earnings per Share[14]
Basic	$1.56	$1.55	1%		$1.60	$1.28	$0.48
Diluted	1.55	1.54	1%		1.59	1.28	0.47

Dividends per Share	$0.22	$3.22	(93%	)	$0.21	$0.21	$0.21

Average Shares Outstanding[14] (in thousands)
Basic	227,046	227,892	0%		228,741	229,804	231,178
Diluted	228,300	229,251	0%		230,061	230,819	231,890

Operating Margin[15]	33%	34%			31%	30%	24%

Employees	7,758	7,752	0%		7,745	7,847	8,233

Billable Shareholder Accounts (in millions)	22.7	22.2	2%		21.4	22.4	21.9

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Mar-10	31-Dec-09	% Change		30-Sep-09	30-Jun-09	31-Mar-09
Equity
Global/international	$193.2	$189.5	2%		$183.1	$153.1	$124.7
Domestic (U.S.)	69.8	66.3	5%		63.9	56.7	48.5

Total equity	263.0	255.8	3%		247.0	209.8	173.2

Hybrid	107.3	104.0	3%		98.2	85.8	75.0

Fixed-Income
Tax-free	71.8	69.7	3%		69.6	62.4	59.3
Taxable:
Global/international	97.0	77.5	25%		63.3	50.2	43.0
Domestic (U.S.)	41.9	40.4	4%		38.4	35.5	32.5

Total fixed-income	210.7	187.6	12%		171.3	148.1	134.8
Cash Management[17]	5.8	6.1	(5%	)	6.9	7.5	8.1

Total Ending Assets Under Management	$586.8	$553.5	6%		$523.4	$451.2	$391.1

Simple Monthly Average Assets Under Management	$561.2	$534.9	5%		$488.3	$428.0	$396.6

ASSETS UNDER MANAGEMENT AND FLOWS – UNITED STATES AND INTERNATIONAL

(in billions)	As of and for the three months ended
	31-Mar-10	% of Total	31-Dec-09	% of Total	31-Mar-09	% of Total
Long-Term Sales
United States	$24.4	53%	$23.8	56%	$13.4	68%
International	22.0	47%	18.4	44%	6.4	32%

Total Long-Term Sales	$46.4	100%	$42.2	100%	$19.8	100%

Long-Term Redemptions
United States	$(16.1)	55%	$(15.1)	54%	$(16.1)	65%
International	(13.2)	45%	(13.1)	46%	(8.7)	35%

Total Long-Term Redemptions	$(29.3)	100%	$(28.2)	100%	$(24.8)	100%

Assets Under Management
United States	$425.2	72%	$407.9	74%	$297.5	76%
International	161.6	28%	145.6	26%	93.6	24%

Total Assets Under Management	$586.8	100%	$553.5	100%	$391.1	100%

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Mar-10	31-Dec-09	31-Mar-09
Global/international equity
Beginning assets	$189.5	$183.1	$142.6
Long-term sales	11.7	11.1	5.3
Long-term redemptions	(11.9)	(12.6)	(8.2)
Net exchanges	(0.1)	—	(0.3)

Net new flows	(0.3)	(1.5)	(3.2)
Reinvested distributions	0.2	1.1	0.3

Net flows	(0.1)	(0.4)	(2.9)
Distributions	(0.1)	(1.2)	(0.3)
Appreciation (depreciation) and other	3.9	8.0	(14.7)

Ending assets	193.2	189.5	124.7

Domestic (U.S.) equity
Beginning assets	66.3	63.9	55.2
Long-term sales	3.0	2.5	2.2
Long-term redemptions	(3.2)	(3.1)	(4.1)
Net exchanges	—	(0.1)	(0.4)

Net new flows	(0.2)	(0.7)	(2.3)
Reinvested distributions	—	0.3	0.1

Net flows	(0.2)	(0.4)	(2.2)
Distributions	—	(0.4)	(0.1)
Appreciation (depreciation) and other	3.7	3.2	(4.4)

Ending assets	69.8	66.3	48.5

Hybrid
Beginning assets	104.0	98.2	78.8
Long-term sales	4.1	4.4	2.7
Long-term redemptions	(3.1)	(2.7)	(3.4)
Net exchanges	—	—	(0.1)

Net new flows	1.0	1.7	(0.8)
Reinvested distributions	0.7	1.0	0.7

Net flows	1.7	2.7	(0.1)
Distributions	(1.0)	(1.3)	(0.9)
Appreciation (depreciation) and other	2.6	4.4	(2.8)

Ending assets	107.3	104.0	75.0

Tax-free fixed-income
Beginning assets	69.7	69.6	56.1
Long-term sales	3.6	3.7	2.7
Long-term redemptions	(2.3)	(2.2)	(2.0)
Net exchanges	—	(0.1)	0.1

Net new flows	1.3	1.4	0.8
Reinvested distributions	0.5	0.5	0.4

Net flows	1.8	1.9	1.2
Distributions	(0.8)	(0.8)	(0.7)
Appreciation (depreciation) and other	1.1	(1.0)	2.7

Ending assets	$71.8	$69.7	$59.3

[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

[Table continued from previous page]

(in billions)	Three months ended
	31-Mar-10	31-Dec-09	31-Mar-09
Global/international taxable fixed-income
Beginning assets	$77.5	$63.3	$45.9
Long-term sales	20.3	16.8	3.7
Long-term redemptions	(5.9)	(5.4)	(5.0)
Net exchanges	0.8	1.3	0.2

Net new flows	15.2	12.7	(1.1)
Reinvested distributions	0.5	0.5	0.2

Net flows	15.7	13.2	(0.9)
Distributions	(0.5)	(0.5)	(0.2)
Appreciation (depreciation) and other	4.3	1.5	(1.8)

Ending assets	97.0	77.5	43.0

Domestic (U.S.) taxable fixed-income
Beginning assets	40.4	38.4	29.8
Long-term sales	3.7	3.7	3.2
Long-term redemptions	(2.9)	(2.2)	(2.1)
Net exchanges	—	—	0.4

Net new flows	0.8	1.5	1.5
Reinvested distributions	0.2	0.3	0.2

Net flows	1.0	1.8	1.7
Distributions	(0.3)	(0.3)	(0.3)
Appreciation and other	0.8	0.5	1.3

Ending assets	41.9	40.4	32.5

Cash management
Beginning assets	6.1	6.9	7.8
Net cash management	0.3	0.3	(0.5)
Net exchanges	(0.7)	(1.1)	0.1

Net new flows	(0.4)	(0.8)	(0.4)
Reinvested distributions	—	—	—

Net flows	(0.4)	(0.8)	(0.4)
Distributions	—	—	—
Appreciation and other	0.1	—	0.7

Ending assets	5.8	6.1	8.1

Total
Beginning assets	553.5	523.4	416.2
Long-term sales	46.4	42.2	19.8
Long-term redemptions	(29.3)	(28.2)	(24.8)
Long-term net exchanges	0.7	1.1	(0.1)
Net cash management	0.3	0.3	(0.5)
Cash management net exchanges	(0.7)	(1.1)	0.1

Net new flows	17.4	14.3	(5.5)
Reinvested distributions	2.1	3.7	1.9

Net flows	19.5	18.0	(3.6)
Distributions	(2.7)	(4.5)	(2.5)
Appreciation (depreciation) and other	16.5	16.6	(19.0)

Ending Assets Under Management	$586.8	$553.5	$391.1

Conference Call Information

Pre-recorded audio commentary on the second quarter results from Franklin Resources, Inc.’s President and Chief Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will be available today at approximately 9:15 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions.

Access to the pre-recorded audio commentary and accompanying slides will be available at franklinresources.com under the “Investor Relations – Earnings Releases” section. The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 65512854, anytime through 11:59 p.m. Eastern Time on May 12, 2010.

Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 645-0197 internationally. A replay of the call can also be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 64896983, after 5:30 p.m. Eastern Time today through 11:59 p.m. Eastern Time on May 12, 2010.

Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $586 billion in assets under management as of March 31, 2010. For more information, please call 1-800/DIAL BEN® or visit franklinresources.com.

Notes

1.	Net income represents net income attributable to Franklin Resources, Inc.

2.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly-owned subsidiary of Franklin Resources, Inc.

3.

Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ.

4.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 973 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

5.

Source: Lipper® Inc., 3/31/10. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 20, 39, 36 and 42 funds ranked in the top quartile and 32, 31, 28 and 20 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 3/31/10. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 14, 19, 13 and 14 funds ranked in the top quartile and 12, 16, 15 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.	Source: Lipper® Inc., 3/31/10. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 6, 20, 23 and 28 funds ranked in the top quartile and 20, 15, 13 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 3/31/10. Of the eligible Franklin equity mutual funds tracked by Lipper, 9, 12, 9 and 7 funds ranked in the top quartile and 8, 11, 9 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 3/31/10. Of the eligible Templeton equity mutual funds tracked by Lipper, 5, 4, 0 and 4 funds ranked in the top quartile and 4, 4, 4 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 3/31/10. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 0, 3, 4 and 3 funds ranked in the top quartile and 0, 1, 2 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 3/31/10. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 3, 3, 4 and 4 funds ranked in the top quartile and 3, 3, 2 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 3/31/10. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 3, 17, 19 and 24 funds ranked in the top quartile and 17, 12, 11 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

13.

Effective October 1, 2009, the company adopted a new accounting standard that modifies the presentation of consolidated net income to include the amount attributable to noncontrolling interests for all periods presented.

14.

Effective October 1, 2009, the company retrospectively adopted a new accounting standard that modifies the earnings per share calculations to recognize its nonvested stock awards and nonvested stock unit awards that contain nonforfeitable rights to dividends or dividend equivalents as if they were a separate class of stock.

15.	Defined as operating income divided by operating revenues.

16.

Assets under management include assets for which the company provides various investment management services as described in Item I “Business” in Part I of its Form 10-K for the fiscal year ended September 30, 2009.

17.	Cash management includes both U.S.-registered money market funds and non-U.S. registered funds with similar investment objectives.

Forward-Looking Statements

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, words or phrases generally written in the future tense and/or preceded by words such as “will”, “may”, “could”, “expect”, “believe”, “anticipate”, “intend”, “plan”, “seek”, “estimate” or other similar words are forward-looking statements.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and Franklin’s subsequent Quarterly Reports on Form 10-Q:

•

Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results.

•	The amount and mix of our assets under management are subject to significant fluctuations.
•	We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•	Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity.
•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications, technology or other systems that are critical to our operations could constrain our operations.
•

Our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.
•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•

Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise.

•

Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived credit worthiness.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
•	Our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business.
•	We are dependent on the earnings of our subsidiaries.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

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